UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 25, 2006

                            ALEXANDER & BALDWIN, INC.
             (Exact name of registrant as specified in its charter)


           Hawaii                          0-565                99-0032630
           ------                          -----                ----------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
-------------------------------   ------------------------   ----------------
       incorporation)                                        Identification No.)
       --------------                                        -------------------

                       822 Bishop Street, P. O. Box 3440
                            Honolulu, Hawaii 96801
                            ----------------------
              (Address of principal executive office and zip code)

                                 (808) 525-6611
                                 --------------
              (Registrant's telephone number, including area code)

                                  Not Applicable
                                  --------------
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

 _
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 _
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 _
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 _
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement
------------------------------------------------------------

         On January 25, 2006, the Compensation Committee of the Alexander & Baldwin, Inc. ("Company") Board of Directors approved the Performance-Based Restricted Stock Issuance Agreement ("Agreement"), pursuant to the Alexander & Baldwin, Inc. 1998 Stock Option/Stock Incentive Plan. Restricted stock granted to executive officers under the Agreement will vest at the end of one year, based on the Company's level of attainment of its pre-tax income target, as described in the Agreement, and each participant's continued service with the Company. If a participant retires, dies, or becomes disabled prior to the end of the year, the executive officer will receive a pro rata share based on the amount of time served and the Company's level of attainment of its pre-tax income target. In the event of a change in control, as described in the Agreement, the shares will become fully vested. The following executive officers received the corresponding number of restricted shares under the Agreement: W. Allen Doane (13,000 shares), James S. Andrasick (4,000 shares), Christopher J. Benjamin (2,500 shares), Matthew J. Cox (2,000 shares), and Stanley M. Kuriyama (3,000 shares). Five other executive officers received no more than 1,000 restricted shares each under the Agreement. The form of Agreement is attached hereto as Exhibit 10.1.

         Also on January 25, 2006, the Company entered into agreements, in the form attached hereto as Exhibit 10.2 (the "Change in Control Agreement"), with the executive officers listed in the Schedule of Exhibit 10.2, effective as of January 1, 2006. The Change in Control Agreement is substantially similar to the Form of Severance Agreement previously filed by the Company in its Form 10-Q for the quarter ended September 30, 2000, though there are several amendments, such as amending the definition of "change in control" to comply with the American Jobs Creation Act of 2004. The foregoing description of the Change in Control Agreement is qualified in its entirety by the terms of the Change in Control Agreement.

Item 5.03         Amendments to Articles of Incorporation or Bylaws; Change in
------------------------------------------------------------------------------
Fiscal Year
-----------

         On January 26, 2006, the Board of Directors voted to amend the Company's Bylaws, effective as of that date, to allow the Company to implement an additional method of issuing shares via electronic book-entry form, through the use of a Direct Registration System ("DRS"). The Amendment to the Revised Bylaws of Alexander & Baldwin, Inc. is filed herewith as Exhibit 3(ii) and incorporated herein by reference.


Item 9.01         Financial Statements and Exhibits
---------------------------------------------------

(d)      Exhibits

     3(ii) Amendment, effective January 26, 2006, to the Revised Bylaws of Alexander & Baldwin, Inc., as amended effective February 22, 2001.

     10.1 Form of Performance-Based Restricted Stock Issuance Agreement pursuant to the Alexander & Baldwin, Inc. 1998 Stock Option/Stock Incentive Plan.

     10.2 Form of Agreement entered into with certain executive officers, effective January 1, 2006. Schedule to Form of Agreement entered into with certain executive officers.



                                        SIGNATURE
                                        ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 27, 2006


                            ALEXANDER & BALDWIN, INC.


                            /s/ Christopher J. Benjamin
                            ---------------------------------------
                            Christopher J. Benjamin
                            Senior Vice President and
                            Chief Financial Officer